Supplement dated September 25, 2026
to the following initial summary prospectus(es):
JPMorgan Multi-Asset Choice and JPMorgan Multi-Asset Choice New York dated May 1, 2026
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The Board of Trustees (the "Board") of the Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class approved the merger of the Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class ("Target Fund 1") into the Lincoln Variable Insurance Products Trust - LVIP MFS International Growth Fund: Standard Class, as well as the merger of Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II ("Target Fund 2") into Lincoln Variable Insurance Products Trust - LVIP MFS International Growth Fund: Standard Class ("Target Fund 2"). Subject to shareholder approval, the merger will be effective on or about October 9, 2026 (the "Effective Date").
Additionally, The Board of Trustees of
Effective at the close of business on October 8th, 2026, the Target Funds are no longer available to receive transfers or purchase payments.
As of the Effective Date, the following changes apply to the Contract:
•
Target Funds 1 and 2 will no longer be available to receive transfers or new purchase payments;
•
Target Funds 1 and 2 will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the respective Acquiring Fund 1 or 2; and
•
The Acquiring Funds will assume all liabilities of the respective Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	Lincoln Variable Insurance Products Trust - LVIP MFS International Growth Fund: Standard Class Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: Massachusetts Financial Services Company	0.79%*	19.11%	7.09%	9.73%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
(2) All references in the prospectus to Target Funds 1 and 2 are deleted and replaced with the Acquiring Funds.
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